                                                                   EXHIBIT 10.18

                            BASIC LEASE INFORMATION

LEASE DATE:             October 2, 1996

TENANT:                 Pure Atria Corporation, a Delaware corporation

ADDRESS OF TENANT:      1309 S. Mary Ave., Sunnyvale, CA 94087
(Section 23.1)

LANDLORD:               Tandem Computers Incorporated, a Delaware corporation

ADDRESS OF LANDLORD:    19333 Vallco Parkway, Cupertino, CA 95014
(Section 23.1)          ATTN: Corporate Real Estate

PREMISES:               A parcel of land containing approximately 5.772 net
(Section 1.1)           acres +-, excluding Homestead Road public road
                        dedication and including the area of portions of Swallow
                        Way and Forge Drive, private streets, improved with a two-story office building of approximately 101,373 square feet, commonly known as 18880 Homestead Road, Cupertino, CA 95014, (the "Building") and a two story parking structure containing approximately 139,340 square feet (the "Parking Structure"). (See Exhibit A,
                        Legal Description, Exhibit B, Site Plan)

USE: General office, training, research and development, sales,

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                        (but not sales requiring retail zoning)
                        and related storage, shipping & receiving, all to the extent allowed by the applicable zoning statutes
(Section 6.1)

SHELL DELIVERY DATE:    September 19, 1996

LEASE COMMENCEMENT
DATE:                   January 1, 1997

RENT COMMENCEMENT
DATE:                   January 5, 1997

EXPIRATION DATE:        Ten (10) years after the Lease Commencement Date

TERM:                   One Hundred and Twenty (120) months

(Section 2.1)

OPTIONS TO EXTEND:      Two Options to Extend for 5 years each

OPTION RENT:            Fair Market Value, not less than prior month's
                        Base Rent, except as modified by Article 10

INITIAL BASE RENT:      $177,400 per month

ANNUAL RENT
ADJUSTMENT:             4% over previous Lease year's Base Rent

LIABILITY INSURANCE:    Five Million Dollars ($5,000,000)



                               SECURITY DEPOSIT:

          Letter of Credit for Three Million Dollars ($3,000,000.00)

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                                     LEASE
                                     -----

THIS LEASE is made as of the date specified in the Basic Lease Information, by and between the landlord specified in the Basic Lease Information ("Landlord"), and the tenant specified in the Basic Lease Information ("Tenant").

                              W I T N E S S E T H:

                                   ARTICLE 1
                                   ------- -

Premises

1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the land, Building and Parking Structure specified in the Basic Lease Information, and as shown on Exhibits A and B, (the "Premises").

                                   ARTICLE 2
                                   ------- -

Term

2.1 The term of this Lease shall be the term specified in the Basic Lease Information, which shall commence on the commencement date specified in the Basic Lease Information (the "Lease Commencement Date") and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the Basic Lease Information (the "Expiration Date").

2.2 Landlord and Tenant agree that Landlord has substantially completed ("Substantially Completed") Landlord's Work, in accordance with the requirements set forth in (S)1 of the Addendum to Lease (attached hereto and made a part hereof by this reference) subject only to "punch-list" items (determined pursuant to the procedure set forth in (S)1 of the Lease Addendum). Tenant's possession of the Premises constitutes Tenant's acknowledgment that (except for "punch-list" items) the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease and that Tenant has examined the plans

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and specifications and the Premises and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical or environmental condition, value, fitness, use or zoning of the Premises upon which Tenant has relied directly or indirectly for any purpose.

Notwithstanding the above, with regard to the land, the Building and Parking Structure, and except as caused by Tenant's Work or Tenant's use of the Premises, Landlord agrees to correct, or cause to be corrected, at Landlord's cost, i) any defect in the design of the Building and the Parking Structure with Landlord's Work completed (which Building and Parking Structure as so completed by Landlord's Work is referred herein as the "Completed Shell") that causes a foreseeable unreasonable risk to the life and safety of the occupants of the Building, any defect in construction resulting from Landlord's Work, and any defect in the installation of equipment in the Completed Shell resulting from Landlord's Work, and ii) any failures of the Completed Shell to comply with the applicable building codes, Title 24 and the Americans with Disabilities Act of 1990, but only to the extent that any such defect or failure to comply existed as of the Shell Delivery Date. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People (defined below), Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant. Except as otherwise provided by law, in any action under this section against Tenant or Tenant's People (defined below), Landlord shall have the burden of proof as to each fact essential to the claim or defense being asserted by Landlord. Tenant shall insure that its use complies with applicable zoning regulations. Landlord agrees to obtain any necessary Cupertino City final approvals with respect to Landlord's Work within thirty
(30) days of the Shell Delivery Date.

2.3 Provided that at the time of exercising the applicable option to renew described below or at the time such renewal term commences, there is no Event of Default (as defined in (S)14.1) that remains uncured, Tenant shall have the option to renew this Lease for two (2) additional terms of five (5) years each. Tenant shall exercise each option to renew by delivering to

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Landlord written notice of Tenant's election to renew the term of this Lease at least eight (8) months before the expiration of the then existing term of this Lease. Landlord's failure to receive Tenant's written notice duly electing to renew the term of this Lease shall be conclusively deemed Tenant's election not to exercise its option to renew, in which event the term shall expire on the last day of the then-existing term. If Tenant duly exercises an option to renew, then Tenant shall continue to occupy the Premises on all of the terms and conditions of this Lease, except that: (a) the Base Rent payable by Tenant during the applicable renewal term shall be increased as set forth in Lease Addendum (S)3; and (b) after the second renewal term, Tenant shall have no further renewal options under this Lease. Tenant's rights to extend the term of this Lease may not be exercised by or be assigned to any person or entity not approved by Landlord according to the same standards applicable to proposed subtenants or assignees contained elsewhere herein. Notwithstanding the foregoing, Tenant shall have the right to assign the options to extend (or to make the options part of a sublease with) i) to an "Affiliated Entity" (meaning any entity that controls, is controlled by, or is under common control with the entity that is then the Tenant, with control consisting of ownership of fifty-one percent (51%) or more of the beneficial ownership of the entity in question, which in the case of a corporation shall be deemed to be those shares of common stock issued, outstanding, and entitled to vote for the election of directors) to whom this Lease has been assigned or otherwise transferred pursuant to
(S)12.1 hereof, ii) in connection with a corporate reorganization or merger where the surviving or resulting entity has a net worth determined in accordance with generally accepted accounting principles of not less than Fifty Million Dollars ($50,000,000.00), and iii) in connection with a sale of substantially all of the assets of Tenant to an entity with a net worth determined in accordance with generally accepted accounting principles of not less than Fifty Million Dollars ($50,000,000.00).

2.4   [Omitted]

2.5 Landlord acknowledges that Tenant will attempt to gain early access to the Premises to begin its tenant improvements, and each party agrees to make all reasonable efforts to insure that the various contractors and subcontractors do not interfere with each other during the period prior to the withdrawal of Landlord's contractors and subcontractors. In the event of

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early access to the Premises, Tenant shall not be obligated to pay rent, and the term of the Lease shall not begin, but Tenant shall be and remain responsible for injury, damage or costs caused by the intentional acts or negligence of Tenant, or those under Tenant's control, including without limitation, Tenant's employees, agents, contractors, subcontractors, assignees, invitees and appointees. Tenant ("Tenant's People")

                                   ARTICLE 3
                                   ------- -

Rent

3.1   Tenant shall pay to Landlord the following amounts as rent for the
Premises:

(a) During the period between the Rent Commencement Date and the last day of the twelfth (12th) full calendar month thereafter, Tenant shall pay to Landlord, as base monthly rent, the amount of monthly rent specified in the Basic Lease Information (the "Base Rent"). Commencing on the first day of the thirteenth
(13th) full calendar month after the Commencement Date, and on each anniversary of that date thereafter (including during all renewal terms), the Base Rent shall be increased as provided in Lease Addendum (S)2.

(b) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated additional rent as used in this Lease, rent shall mean and include all Base Rent and additional rent payable by Tenant in accordance with this Lease.

3.2 It is the intention of Landlord and Tenant that the Base Rent payable by Tenant to Landlord during the term of this Lease shall be net of all costs and expenses incurred in connection with the management, operation, maintenance, repair and replacement of the Premises in accordance with this Lease, except as specifically set forth otherwise herein. Tenant will be charged no management fee by Landlord.

Except as provided in Section 8.2, Landlord shall have no obligations or liabilities whatsoever with respect to the management, operation, maintenance, repair or replacement of the Premises during the term of this

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Lease, and Tenant shall manage, operate, maintain, repair and replace the
Premises in accordance with this Lease and shall pay all costs and expenses incurred in connection therewith before such costs or expenses become delinquent.

Without limiting the generality of the foregoing, throughout the entire term of this Lease, Tenant shall pay, as additional rent, all premiums for all property and liability insurance required under this Lease, all Property Taxes (as defined in section 4.1) and all Other Taxes (as defined in section 5.1) that accrue during or are allocable to the term of this Lease. Notwithstanding any provision herein to the contrary, Tenant shall only have liability, obligation or responsibility for or in connection with Hazardous Material (defined below) introduced in, on, under or about the Premises on or after the Shell Delivery Date, by Tenant or Tenant's People. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People (defined below), Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant. Except as otherwise provided by law, in any action under this section against Tenant or Tenant's People, Landlord shall have the burden of proof as to each fact essential to the claim or defense being asserted by Landlord.

3.3 Tenant shall pay all Base Rent to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all additional rent upon demand. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

3.4 Tenant acknowledges that the late payment by Tenant of any Base Rent or additional rent (including the items described in section 3.2) will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any Base Rent or additional rent is not received by Landlord within five (5) days after it is due, Tenant shall immediately pay to Landlord a late charge equal to six percent (6%) of such delinquent amount.

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Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay all rent due under this Lease in a timely fashion, including the right to terminate this Lease All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at such due date or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per anum.

                                   ARTICLE 4
                                   ------- -

Property Taxes
         -----

4.1 "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Premises or any part thereof or any personal property used in connection with the Premises. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not mean i) any city, local or county transfer taxes imposed as a result of the sale or other transfer of the Premises, or ii) any investigation and/or remediation costs related to Hazardous Materials unless caused to be present in, on, under or about the Premises on or after the Shell Delivery Date by Tenant or Tenant's People.

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                                   ARTICLE 5
                                   ------- -
Other Taxes

5.1 "Other Taxes" shall mean all taxes, assessments, excises, levies, owner's association dues or similar charges, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the Premises, (b) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (c) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (d) the possession, leasing, operation, management, maintenance, alteration, repair, replacement, use or occupancy by Tenant of the Premises, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Other Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Other Taxes. Other Taxes shall not include i) any city, local or county transfer taxes imposed as a result of the sale or other transfer of the Premises, or ii) any investigation and/or remediation costs related to Hazardous Materials unless caused to be present in, on, under or about the Premises on or after the Shell Delivery Date by Tenant or Tenant's People.

                                   ARTICLE 6
                                   ------- -

Use

6.1 The Premises shall be used only for the purpose specified in the Basic Lease Information and no other purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, Landlord's withholding of consent shall be conclusively

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presumed reasonable if the proposed use would materially increase the wear and tear on or the risk of damage to the Premises above levels or risks resulting from Tenant's use as of the date of this Lease or the proposed use is for an illegal, immoral or disreputable purpose. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy for the Premises, or will in any way cause a cancellation of any insurance for the Premises. Tenant shall not do or permit anything to be done in, on or about the Premises which will in any way obstruct or interfere with the rights of Landlord. Tenant shall not maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

                                   ARTICLE 7
                                   ------- -

Services

7.1 Tenant shall, at Tenant's sole cost and expense, supply the Premises with electricity, heating, ventilating and air conditioning, water, natural gas, lighting replacement for all lights, restroom supplies, telephone service, window washing, security service, janitor, scavenger and disposal services, and such other services as Tenant determines to furnish to the Premises. Landlord shall not be in default hereunder or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services, whether such failure or delay is caused by accident or any condition beyond the control of Landlord or Tenant or by the making of repairs or improvements to the Premises, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Premises, whether such results from mandatory governmental restriction or voluntary compliance with governmental guidelines. Tenant shall pay the full cost of all of the foregoing services as additional rent.

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                                   ARTICLE 8
                                   ------- -

Maintenance and Repairs; Capital Improvements

8.1 Except as otherwise provided herein, Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain, repair and replace the Premises and every part thereof and all grounds, landscaping, parking areas, lighting, roof, interior walls, floors, signs, heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems, equipment, fixtures, alterations, additions and improvements therein or thereon and keep all of the foregoing clean and in good order and operating condition (including painting the exterior of the Premises as often as reasonably needed to keep such exterior in a good, well painted condition, cleaning interior and exterior doors, windows and glass, and repairing and replacing any exterior windows and glass that is broken, cracked or damaged). Tenant shall engage a duly licensed independent contractor to perform all maintenance and repair services on all heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems and equipment in the Premises that is to be performed by Tenant in accordance with this section 8.1. Landlord and its consultants or contractors shall have the right to inspect the Premises to determine Tenant's compliance with this section 8.1, and Tenant shall promptly complete any work recommended by Landlord or its consultants or contractors as a result of any such inspection. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises. Subject to section 9.2, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty, condemnation and Hazardous Materials unless caused to be present in, on, under or about the Premises on or after the Shell Delivery Date by Tenant or Tenant's People, excepted. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People (defined below), Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant. Except as otherwise provided by law, in any action under this section against Tenant or Tenant's People Landlord shall have the burden of proof as to each fact essential to the claim or defense being asserted by Landlord.

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8.2   Landlord shall be and remain responsible for maintenance and repair of the
Premises' foundation, and structural roof members, for structural aspects of the Completed Shell, except (subject to the waiver of subrogation set forth elsewhere herein) for damages caused by the intentional act or negligence of Tenant or Tenant's People. Landlord shall be and remain responsible for i) any defect in the design of the Completed Shell that causes a foreseeable unreasonable risk to the life and safety of the occupants of the Building, any defect in construction resulting from Landlord's Work, and any defect in the installation of equipment in the Completed Shell resulting from Landlord's Work, and ii) any failures of the Completed Shell to comply with the appropriate building codes, Title 24 and the Americans with Disabilities Act of 1990, but only to the extent that any such defect or failure to comply existed as of the Shell Delivery Date. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People (defined below), Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant.

8.3 Notwithstanding the provisions of sections 8.1 above, if at any time after the first ten (10) year term of this Lease it becomes necessary to make a capital improvement or replacement costing in excess of Five Thousand Dollars ($5,000.00), (including replacement of the roof structure [but not the membrane] or any major building system) then such capital improvement or replacement shall be made by Landlord at its cost, and upon completion thereof, Tenant shall pay on a monthly basis for the remainder of the term of this Lease an amount sufficient to amortize the cost of such improvement over its anticipated useful life. The obligation to pay amortization shall cease upon the termination of the Lease or at any time that an option to extend is exercised and the rent is adjusted based upon the fair market rental value of the Premises. The provisions of this Section 8.3 shall not apply to any improvements required to be made pursuant to Section 8.2, or to the restoration of damage caused by fire or other peril, which subject is governed by Article 15.


                                   ARTICLE 9
                                   ------- -

Alterations

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9.1   Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent.

Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of any such integrated work of improvement constituting an alteration or addition or other improvement is fifteen percent (15%) of the then monthly Base Rent or less and such alterations, additions or improvements will not affect in any way the structural, exterior or roof elements of the Premises or mechanical, electrical, plumbing, utility or life safety systems of the Premises, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord.

As a part of any consent to alterations, additions or improvements, Landlord shall inform Tenant as to whether the proposed alterations, additions or improvements are to be removed at the termination of the Lease.

In no event shall Tenant be permitted to install underground storage tanks or fuel systems on the Premises Landlord's refusal to consent to the installation of an underground tank or fuel system shall be conclusively presumed to be reasonable. All alterations, additions and improvements in or to the Premises to which Landlord consents, or which do not require Landlord's consent, shall be made by Tenant, at Tenant's sole cost and expense, as follows:

(a) Tenant shall submit to Landlord, complete plans and specifications for all work to be done by Tenant (which plans must be approved by Landlord if Landlord's approval is required for the alterations, additions or improvements described by such plans); provided, however, that plans need not be submitted for any work not requiring a building permit from the city of Cupertino. Such plans and specifications shall be prepared by the licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the structural elements of the Premises, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the

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Premises, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

(b) In those cases wherein Landlord's approval is required, Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such plans and specifications and, if Landlord disapproves such plans and specifications, Landlord shall describe the reasons for disapproval. Landlord's consent shall not be unreasonably withheld. Notwithstanding the previous sentence, however any objection to any proposed change in the use of the Premises shall be conclusively deemed to be reasonable. Tenant may submit to Landlord revised plans and specifications for Landlord's prior written approval. Tenant shall pay all costs, including the fees and expenses of the licensed architect(s) and engineer(s), in preparing such plans and specifications.

(c) All changes in the plans and specifications requiring Landlord's approval shall be subject to Landlord's prior written approval. If Tenant wishes to make any such change in such approved plans and specifications, Tenant shall have such architect(s) and engineer(s) prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing promptly whether Landlord approves or disapproves such change and, if Landlord disapproves such change, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for such change for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

(d) Tenant shall obtain and comply with all building permits and other governmental permits and approvals required in connection with the work. Tenant shall, through Tenant's licensed contractor, perform the work substantially in accordance with (i) the plans and specifications submitted to Landlord (and where Landlord's approval is required, in accordance with the plans and specifications so approved by Landlord), (ii) the permits obtained by Tenant, and (iii) all applicable codes, laws, ordinances, rules and regulations. Tenant shall pay, as additional rent, the entire cost of all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make

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the alterations, additions and improvements. Under no circumstances shall
Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of any plans and specifications, contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

(e) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least ten (10) days prior to such date. Tenant shall keep the Premises free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant. Tenant shall have the right, upon notification by Landlord of Landlord's intent to take action to remove or discharge liens or encumbrances pursuant to this section, to take actions deemed necessary by Tenant to protest or contest any such liens or encumbrances and Landlord shall allow Tenant to take such actions if Tenant first deposits, either in cash or by means of a bond reasonably acceptable by Landlord, with Landlord sufficient funds with which Landlord may satisfy the lien or encumbrance in the event Tenant's attempts are unsuccessful or untimely.

9.2 All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant shall become part of the Premises and Landlord's property.

Upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within ten (10) days after such termination, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or to remove all such alterations, additions, fixtures and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were

Lease.19.
October 2, 1996
made, and in the latter case Tenant shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's overhead and profit).

Notwithstanding the above, Tenant's original tenant improvements need not be removed, and any reconfiguration of the interior of the Premises that does not result in any configuration that is more "special use" than the original configurations shall be treated as if they were original tenant improvements for purposes of this section.

All movable furniture, equipment, trade fixtures and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures other personal property from the Premises and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 9.2 to be performed after such termination.

                                   ARTICLE 10
                                   ------- --

Insurance

10.1 Landlord shall not be liable to Tenant for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises arising at any time and from any cause whatsoever, except to the extent caused by the active negligence or willful misconduct of Landlord, or those under Landlord's control, including without limitation, Landlord's employees, agents, contractors, subcontractors, assignees, invitees and appointees, ("Landlord's People").


Tenant waives all claims against Landlord arising from any liability described in this section 10.1, except to the extent caused by the active negligence or willful misconduct of Landlord or Landlord's People.

10.2 Except to the extent caused by the breach of this Lease by Landlord or by the active negligence or willful misconduct of Landlord or Landlord's People, Tenant shall indemnify and defend Landlord against and hold

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October 2, 1996

Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof or any part of the building or the land containing the Premises arising at any time and from any cause whatsoever or occurring outside the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or Tenant's People. The foregoing indemnification i) is subject to the waiver of subrogation contained in (S)10.7,
ii) shall not apply to the performance of Landlord's obligations under the Lease, or iii) shall not apply to Hazardous Materials [see Article 21]). This section 10.2 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

10.3. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force commercial general liability insurance, including contractual liability (specifically covering this Lease), cross liability, fire legal liability, and premises operations, all on an occurrence policy form, with a minimum combined single limit in the amount specified in the Basic Lease Information per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises. Such insurance shall name the Landlord and any other parties designated by Landlord as additional insureds, to the extent of their interests under this Lease. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property.

10.4 Tenant shall, to the extent required by law, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force Worker's Compensation and employer's liability insurance in all states in which the Premises and any other operations of the Tenant are located and any other state in which the Tenant or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner

Lease.19.
October 2, 1996
whatsoever out of the actual or alleged employment of others. The total limits of the employer's liability coverage required hereunder shall not be less than the amounts specified in section 10.3.

10.5 Tenant shall, at all times during the term of this Lease, at Tenant's sole cost and expense, obtain and keep in force (a) insurance against loss or damage to the Premises by fire and all other risks of physical loss covered by insurance of the type now known as "all risk," (including earthquake, flood and increased code cost endorsements; the increased code cost endorsement certificate must be delivered not later than two (2) weeks after the Lease Date shown on the Basic Lease Information) in an amount not less than the full replacement cost of the Premises (without deduction for depreciation), including the cost of debris removal and such endorsements as Landlord may reasonably require, and containing the "Replacement Cost Endorsement;" (b) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, ventilation and air conditioning equipment, and elevator and escalator equipment, provided the Premises contain equipment of such nature and insurance against loss of occupancy or use arising from any breakdown of any such items, in such amounts as Landlord may reasonably determine; (c) plate glass insurance in such amounts as Landlord may reasonably determine if the Premises contain plate glass, and (d) rental loss insurance (see section 15.1). Insurance required hereunder may be obtained through multiple layered policies.

Notwithstanding the foregoing, in the event that Tenant is unable to acquire earthquake insurance from a domestic (continental USA) insurer with a Best's rating of at least A-,V with a deductible amount no greater than ten percent (10%) of the face amount of the policy, ("Qualifying Insurance") then Landlord will attempt to provide Qualifying Insurance, at Tenant's cost. If Landlord is unable to acquire Qualifying Insurance, Landlord or Tenant may obtain earthquake insurance from an insurer which would not qualify as Qualifying Insurance, but the other party shall not be obligated to pay any part of the cost thereof. Tenant shall remain liable for payment of any deductible amount, not to exceed ten percent (10%) of the face amount of the policy.

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                                                                         Page 18

10.6 All insurance (except that insuring against earthquakes) required to be maintained by Tenant under this Article 10 and all renewals thereof shall be issued by good and responsible domestic companies qualified to do and doing business in the state where the Premises are located and having a rating in Best's Insurance Guide of at least A-,XII, with deductible amounts not to exceed 10% of the face amount. Tenant agrees that it shall be solely responsible for payment of those deductibles, subject to the exceptions and conditions set forth elsewhere herein.

All earthquake insurance required to be maintained by Tenant under this Article 10 and all renewals thereof shall be issued by good and responsible domestic companies qualified to do and doing business in the state where the Premises are located and having a rating in Best's Insurance Guide of at least A-,V, with deductible amounts not to exceed 10% of the face amount. Tenant agrees that it shall be solely responsible for payment of those deductibles, subject to the exceptions and conditions set forth elsewhere herein.

Each policy to be maintained by Tenant shall expressly provide that the policy shall not be canceled or altered without sixty (60) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of sixty (60) days shall have expired. All insurance under this Article 10 to be maintained by Tenant shall name Landlord and any other parties designated by Landlord as an additional insured to the extent of its interest under the Lease or in the Premises, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord and other additional insureds, although named as an additional insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord or such other additional insureds. Upon the issuance and renewal of each such policy to be maintained by Tenant, Tenant shall deliver a certificate of insurance to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any certificate of insurance as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or

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October 2, 1996
both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand. Tenant shall pay to Landlord, immediately upon demand all costs incurred by Landlord as a result of Tenant's failure to obtain and maintain in effect the policies of insurance required under this Article 10. The waivers here contemplated shall be given only the extent not prohibited by the respective insurance carriers involved.

10.7 The parties hereto release each other and their respective agents, employees, successor, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against or which is required to be insured against under the Lease, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each property casualty insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If a party cannot obtain such insurance policy with such waiver of subrogation, such party shall promptly notify the other party. The provisions of this section 10.7 shall supersede any and all inconsistent provisions of this Lease, except Article 21.

                                   ARTICLE 11
                                   ------- --

Compliance With Legal Requirements

11.1 Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises.

Notwithstanding any provision to the contrary herein, Landlord shall be and remain responsible for i) any defect in the design of the Completed Shell that causes a foreseeable unreasonable risk to the life and safety of the

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October 2, 1996
occupants of the Building, any defect in construction resulting from Landlord's Work, and any defect in the installation of equipment in the Completed Shell resulting from Landlord's Work, and ii) any failures of the Completed Shell to comply with the applicable building codes, Title 24 and the Americans with Disabilities Act of 1990, but only to the extent that any such defect or failure to comply existed as of the Shell Delivery Date. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People, Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant. Except as otherwise provided by law, in any action under this section against Tenant or Tenant's People Landlord shall have the burden of proof as to each fact essential to the claim or defense being asserted by Landlord.

                                   ARTICLE 12
                                   ------- --

Assignment or Sublease

12.1 Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant; provided, however, that Landlord's withholding of consent shall be conclusively presumed reasonable if: a) the financial condition of the proposed transferee is not suitable to perform the obligations being assumed by it hereunder; or b) the proposed use of the Premises is not permitted hereunder or under any legal and other requirements described in Article 11, or c) would materially increase the wear and tear on or the risk of damage to the Premises above levels or risks resulting from Tenant's use as of the date of this Lease, or d) is for any illegal purpose. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord.

Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is

Lease.19.
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                                                                         Page 21
accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

Notwithstanding any provision to the contrary herein, Landlord's consent shall not be required for the following transfers, and Tenant shall nevertheless remain primarily responsible for compliance with the terms of this Lease: i) to an Affiliated Entity to whom this Lease has been assigned or otherwise transferred pursuant to (S)12.1 hereof, ii) in connection with a corporate reorganization or merger where the surviving or resulting entity has a net worth determined in accordance with generally accepted accounting principles of not less than Fifty Million Dollars ($50,000,000.00), and iii) in connection with a sale of substantially all of the assets of Tenant to an entity with a net worth determined in accordance with generally accepted accounting principles of not less than Fifty Million Dollars ($50,000,000.00).

12.2 Landlord must respond with a consent or denial of the proposed transfer within twenty-one (21) days after receipt of a written request, accompanied by all reasonably necessary information concerning the proposed transaction and the proposed transferee. Landlord shall notify Tenant within five (5) days after receipt of the request if Landlord determines that all reasonably necessary information has not been provided, and in such notification Landlord shall identify with specificity the types of information that are missing and which must be provided by Tenant in order to make the request complete, and if Landlord fails to do so within such five (5) day period, then Tenant shall be deemed to have submitted all reasonably necessary information concerning the proposed transaction and the proposed transferee. If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (a) no assignment or sublease shall be valid and no assignee or

Lease.19.
October 2, 1996
subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with section 12.1, has been delivered to Landlord, (b) Tenant remains primarily liable for compliance with the terms of the Lease.

12.3 No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

                                   ARTICLE 13
                                   ------- --

Entry by Landlord

13.1 Landlord shall have the right to enter the Premises at any time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or tenants (with respect to tenants, only during the last nine (9) months of the Lease term), (c) determine whether Tenant is performing all of Tenant's obligations, (d) perform any obligations of Tenant in accordance with section 14.5, (e) post notices of non-responsibility, "For sale" and "For lease" signs (only during the last six (6) months of the Lease term) in and about the Premises, (f) make any repairs to the Premises and (g) investigate and perform tests to determine Tenant's compliance with Article 21. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry.

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                                                                         Page 23

Landlord shall have the right to use any and all means which Landlord may deem proper in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

Notwithstanding any provision herein to the contrary, "For Lease" signs may only be posted during the last nine (9) months of the term of the Lease, "For Sale" signs may be posted only with the prior written consent of Tenant (which consent may be given, withdrawn or withheld in Tenant's sole discretion) , and any entry by Landlord or its agents must be undertaken in such a way (barring emergencies) that Tenant's occupation and utilization of the Premises is infringed to the slightest extent reasonably possible. Landlord shall be responsible for damage or injury caused by the active negligence or willful misconduct of Landlord or Landlord's People during any such entry.

                                   ARTICLE 14
                                   ------- --

Events of Default and Remedies

14.1 The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

(a) Tenant fails to pay any Base Rent, additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than ten
(10) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second (2nd) such failure for which Landlord has given Tenant notice and the opportunity to cure as described above in a calendar year, then, with respect to the third (3rd) and any subsequent failures during each calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

(b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance

Lease.19.
October 2, 1996
or observance is due and such failure or breach continues for more than thirty
(30) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of thirty (30) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of thirty
(30) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

(c) If (i) Tenant files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) Tenant makes an assignment for the benefit of its creditors, (iii) Tenant consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property,
(iv) Tenant takes action for the purpose of any of the foregoing, (v) without consent by Tenant, a court or government authority enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property and such order is not dissolved or rescinded within forty-five (45) days, or (vi) a court or governmental authority enters an order constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction and such order is not dissolved or rescinded within forty-five (45) days, or (vii) a court or other governmental authority orders the dissolution, winding up or liquidation of Tenant; or

(d) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within forty-five (45) days; or

(e) Tenant abandons the Premises. (The parties acknowledge that the mere vacation of the Premises does not constitute abandonment.)

Lease.19.
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                                                                         Page 25

14.2 If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from
Tenant:

(a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

(b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

(c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

(d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom The worth at the time of awards of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The worth at the time of award of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest the Premises at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3, 4 and 5 hereof.

14.3 Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to

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                                                                         Page 26
possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

14.4 The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

14.5 All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

14.6 If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

                                   ARTICLE 15
                                   ----------
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October 2, 1996

Damage or Destruction

15.1 If the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, then, in accordance with the applicable provisions of this Article 15, Tenant shall repair such damage and restore the Premises to substantially the same or better condition as existed before the occurrence of such fire or other casualty, Tenant shall repair and replace all such movable furniture, equipment, trade fixtures and personal property, and this Lease shall remain in full force and effect. Such repair and replacement by Tenant shall be done in accordance with
Article 9. In no event shall rent abate, except to the extent that proceeds from rental loss insurance are received by Landlord. (see section 10.5(d)). If Tenant is required to rebuild hereunder, then Tenant shall (i) deliver to Landlord plans and specifications and a budget for such repair and restoration for Landlord's approval in its reasonable judgement and (ii) deposit with a third party escrow holder reasonably acceptable to both parties, cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of insurance proceeds received by both parties on account of such casualty, and each party shall also deposit into such escrow all insurance proceeds actually received by the parties, respectively, on account of such casualty, for application to the costs of such approved repair and restoration, as follows:

No more frequently than once per calendar month, Tenant may request that such third party escrow holder pay invoices then payable in connection with the repair and restoration of the Premises during the immediately preceding calendar month. Each such request shall be accompanied to the extent applicable, by standard architect's certifications required under AIA construction contracts and by conditional mechanics' lien releases with respect to the payment then invoiced and unconditional mechanics' lien releases with respect to work for which funds were released at the time of the immediately preceding draw from all contractors and subcontractors and major materials suppliers in form and substance required by law.

15.2. If the Premises, or any part thereof, is damaged by fire or other casualty and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be

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October 2, 1996
performed by Tenant in accordance with section 15.1 cannot, as reasonably estimated by Landlord and Tenant, be completed within two (2) months after the occurrence of such fire or other casualty, Tenant may, by giving written notice to Landlord within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice or if (b) the insurance proceeds received by Landlord and Tenant in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord and Tenant, of the repair and restoration work to be performed by Tenant in accordance with section 15.1 and Tenant does not deposit such shortfall with the escrow holder, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice, in which case all insurance proceeds on account of such casualty shall be paid to Landlord. If Tenant or Landlord does not exercise the right to terminate this Lease in accordance with this section 15.2 when it has the right to do so, Tenant shall repair such damage and restore the Premises in accordance with section 15.1 and this Lease shall remain in full force and effect. However, if the Lease is terminated pursuant to this section 15.2, Tenant shall not be obligated to repair or restore such damage.

15.3 If there is an uninsured loss, and the failure of insurance to cover the loss is caused not by the actions or inactions of Tenant, but solely by the insolvency of a properly qualified insurance carrier (see Article 10), or solely by the insolvency of an insurer providing earthquake insurance at the request of Tenant pursuant to the last sentence of section 10.5 insuring the Building and the Premises, Tenant shall be relieved of its obligations under this Lease to rebuild the Building, Premises and Parking Structure and Tenant may terminate this Lease by written notice to Landlord.

15.4 In the event of an uninsured loss greater than ten percent (10%) and less than twenty-five percent (25%) of the replacement cost of the Building, other than an uninsured loss described in section 15.3 hereof, Tenant shall rebuild and restore any damage to the Building, Premises and Parking Structure (including damage to the outside areas adjacent to the Building and the Parking Structure) as otherwise required by this Article 15, and, in that event, Tenant shall have one (1) additional five (5) year option to extend the term of this Lease. Annual adjustments to the Rent during the

Lease.19.
October 2, 1996
one (1) additional option period shall continue to be calculated based upon a four percent (4%) annual increase, without an adjustment in the fair market value of the Premises or the Completed Shell. This additional option shall become effective at the end of the then-current term of this Lease.

15.5 In the event of an uninsured loss equal to or greater than twenty-five percent (25%) of the replacement cost of the Building, other than an uninsured loss described in section 15.3 hereof, Tenant shall rebuild and restore any damage to the Building, Premises and Parking Structure (including damage to the outside areas adjacent to the Building and the Parking Structure) as otherwise required by this Article 15, and, in that event, at Tenant's discretion, either
i) the remaining term of this Lease and the options available to Tenant under this Lease shall remain unchanged, or ii) the remaining term this Lease shall, beginning upon substantial completion of the repair and restoration, be extended for one-hundred and twenty (120) months. In that event, Tenant shall have only two (2) five (5) year options to extend the term of this Lease. Annual adjustments to the Rent during the initial extended period and also during each of the two (2) option periods shall continue to be calculated based upon a four percent (4%) annual increase, without adjustment to fair market value.

                                   ARTICLE 16
                                   ------- --

Eminent Domain

16.1 If a substantial portion of the Premises is taken and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes, or if a portion of the Premises is taken resulting in loss of access to and from the Premises without reasonable substitute access being available, Landlord and Tenant each shall have the right, by giving written notice to the other within thirty (30) days after the date of such taking, to terminate this Lease If either Landlord or Tenant exercises such right to terminate this Lease ln accordance with this section 16.1, this Lease shall terminate as of the date of such taking.

If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 16.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall

Lease.19.
October 2, 1996
remain in full force and effect as to the portion of the Premises not so taken, Tenant shall restore the portion of the Premises not so taken to an integrated architectural unit in accordance with Article 9 and the Base Rent then being paid under the terms of this Lease shall be reduced as of the date of such taking in the proportion that Tenant's use and occupancy of the Premises as contemplated hereunder has been impaired. In the event of a failure by the parties to agree on the nature and scope of any such reductions, the matter shall be submitted to binding arbitration as described in (S)3 of the Addendum. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

16.2 If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking ("Condemnation Compensation") shall, except as expressly set forth in this section 16.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Notwithstanding the foregoing, Landlord shall make Condemnation Compensation available to pay for Tenant's restoration of the Premises as described in (S)16.1 pursuant to the procedure set forth in (S)16.3 below.

Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole Cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

16.3 In the event of any taking other than a taking referred to in section 16.1, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in

Lease.19.
October 2, 1996
accordance with this Lease and Tenant shall restore the Premises to an integrated architectural unit in accordance with Article 9. If Tenant is required to restore hereunder, then Tenant shall (i) deliver to Landlord plans and specifications and a budget for such repair and restoration for Landlord's approval in its reasonable judgement and (ii) deposit with a third party escrow holder reasonably acceptable to both parties, cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of Condemnation Compensation received by both parties on account of such taking, and each party shall also deposit into such escrow all Condemnation Compensation actually received by the parties, respectively, on account of such taking, for application to the costs of such approved restoration, as follows:

No more frequently than once per calendar month, Tenant may request that such third party escrow holder pay invoices then payable in connection with the work being done to the Premises during the immediately preceding calendar month. Each such request shall be accompanied to the extent applicable, by standard architect's certifications required under AIA construction contracts and by conditional lien releases with respect to the payment then invoiced and unconditional mechanics' lien releases with respect to work for which funds were released at the time of the immediately preceding draw from all contractors and subcontractors and major materials suppliers in form and substance required by law.

16.4 As used in this Article 16, a "taking" means the acquisition of all or part of the Premises for a public use by exercise of the power of eminent domain (or a sale of any or all of the Premises in lieu, or under threat, thereof) and the taking shall be considered to occur as of the earlier of the date on which possession of the Premises (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Premises (or part so taken) vests in the entity exercising the power of eminent domain.

                                   ARTICLE 17
                                   ------- --

Subordination, Merger and Sale

Lease.19.
October 2, 1996

17.1 This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever, and any ground lease or master lease of the Premises, which may now exist or hereafter be placed on or against the Premises or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Landlord represents that as of the execution of this Lease, the Premises is not encumbered by any mortgage, deed of trust, ground lease, or master lease to which this Lease would be subordinate. Notwithstanding Tenant's agreement to subordinate this Lease to any future mortgage, deed of trust, ground lease or master lease, any such instrument shall provide that condemnation proceeds and insurance proceeds shall be held, disbursed, and applied as provided in this Lease. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, if no Default then exists under this Lease, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, and the person or entity succeeding to the position of Landlord under this Lease shall assume the obligations of Landlord arising after such person's succession under the Lease, including the obligations to make insurance proceeds available for restoration of the Premises if the Lease is not terminated as a result of casualty damages, to cure any continuing defaults of Landlord under the Lease which relate to maintenance, and to recognize any offset or reduction in rent that results from any draw on the $3,000,000.00 Letter of Credit (defined in (S)6 of the Lease Addendum) that has been improperly applied or is in excess of the amount needed to cure defaults by Tenant) and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Landlord agrees to provide Tenant evidence of any such successor's agreement to make insurance proceeds available prior to granting any such potential successor an interest in the Completed Shell. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust or to all such ground leases or master leases of the Premises as may reasonably be required by Landlord, but Tenant's covenant to subordinate this Lease to mortgages or deeds of trust, or ground leases or master leases, hereafter executed is conditioned upon each holder of such senior mortgage or deed of trust, or ground lease or master lease,

Lease.19.
October 2, 1996
executing and acknowledging a separate subordination agreement, containing the commitments specified in this section 17.1. Without limiting the generality or applicability of the foregoing, Tenant agrees to enter into a subordination, nondisturbance and attornment agreement in the form reasonably required by the holder of any such mortgage or deed of trust or by any party to any such ground lease or master lease, so long as the provisions of such agreement do not increase Tenant's obligations and liabilities hereunder or reduce Tenant's rights and benefits hereunder.

17.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

17.3 If the original Landlord hereunder, or any successor owner of the Premises, sells or conveys the Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

Notwithstanding the foregoing, Landlord shall not be released from liability for
(i) Hazardous Materials as set forth in Article 21, (ii) correction of any defect in design, construction, materials and equipment of the "shell" of the Building or the Parking Structure (to the extent such design defect is Landlord's responsibility under Section 8.2), or (iii) any amounts drawn down under the Letter of Credit in excess of amounts required to cure the monetary default(s) of Tenant under this Lease as permitted by (S)6 of the Lease Addendum, or (iv) from the proper application of amounts drawn down under the Letter of Credit in accordance with the requirements of (S)6 of the Addendum.

Landlord shall not sell, transfer or convey the Premises prior to the completion of its obligations with respect to the "shell" of the Building and the Parking Structure as set forth in (S)1 of the Lease Addendum. Landlord further agrees that in the event of such a sale or transfer prior to disbursal of the entire Landlord's portion of the tenant improvement allowance,


Lease.19.
October 2, 1996

Landlord shall transfer the remainder to an escrow account at Lawyer's Title for the benefit of Tenant and the new owner, to be disbursed and administered by any new owner according to the terms agreed to by Landlord and Tenant, which terms shall be substantially duplicative of other terms on which Landlord would have been required to disburse and administer such allowance to fulfill its obligations with respect to such allowance under this Lease.

                                   ARTICLE 18
                                   ------- --

Estoppel Certificate

18.1 At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate, in the form attached as Exhibit G or such other form as Landlord may reasonably require, certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that to the best of Tenant's knowledge, there is no default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) certifying as to the existence of such other facts as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Premises or any part thereof.

                                   ARTICLE 19
                                   ------- --

Holding Over

19.1 If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred and fifty percent (150%) of the Base Rent in

Lease.19.
October 2, 1996
effect at the expiration of the term of this Lease pursuant to Article 3, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time.

                                   ARTICLE 20
                                   ------- --

Financial Statements

20.1 On or before April 1 of each year, Tenant shall deliver to Landlord Tenant's audited financial statements ("Financial Statements") for the fiscal year of Tenant ended on the previous December 31, which Financial Statements shall include an audited consolidated balance sheet of Tenant and its consolidated subsidiaries as at the end of such fiscal year. a consolidated statement of operations of Tenant and its consolidated subsidiaries for such fiscal year, and a certificate of Tenant's auditor (which shall be a recognized national or regional independent accounting firm) to the effect that such Financial Statements were prepared in accordance with generally accepted accounting principals consistently applied and fairly present the financial condition and operations of Tenant and its consolidated subsidiaries for and as at the end of such fiscal year.

                                   ARTICLE 21
                                   ------- --

Hazardous Materials

21.1 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, or any pollutant or contaminant, or words of similar import, which is or becomes regulated by any local governmental authority, the state in which the Premises are located, or the United States Government. The term "Hazardous Material" includes, but is not limited to, any material or substance which is, designated as a "hazardous substance" pursuant to section 311 of the Federal Water Pollution Control Act (33 U.S.C. section
1317), (ii) defined as a hazardous waste" pursuant to section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. (42 U.S.C. section 6903), (iii) defined as a "hazardous substance" pursuant to section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. section 9601, et seq.),

Lease.19.
October 2, 1996

(iv) asbestos, (v) petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), (vi) petroleum products, (vii) polychlorinated biphenyls, (viii) urea formaldehyde, (ix) radon gas, (x) radioactive matter, (xi) medical waste, and (xii) chemicals which may cause cancer or reproductive toxicity.

21.2 As used herein, the term "Environmental Requirements" means all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force relating to protection of human health or the environment, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public.

21.3 Neither Tenant nor its agents, employees, contractors or invitees shall conduct the handling, use, generation, treatment, storage or disposal on, in or about the Premises of any Hazardous Material without prior written notice to Landlord. Any such notice by Tenant to Landlord shall be in writing and shall demonstrate to the reasonable satisfaction of Landlord that such Hazardous Material is necessary to the business of Tenant, and that the uses of such Hazardous Materials that are proposed to be made by Tenant are not in violation of the ""Use" section of the Basic Lease Information, and will be handled, used, generated, treated, stored or disposed of in a manner that complies with all Environmental Requirements. Any such handling, use, generation, treatment, storage or disposal of any Hazardous Material permitted by Landlord hereunder shall be in compliance with all Environmental Requirements, and such use shall be limited to reasonably small quantities of Hazardous Materials that may legally be stored within the Building, except that Tenant may use and store fuel in reasonably necessary quantities on site in above ground tanks located within or outside the Building.

21.4 Tenant shall, within five (5) days after the receipt thereof, give written notice to Landlord of any notice or other communication regarding any
(a) actual or alleged violation of Environmental Requirements by Tenant or with respect to the Premises, (b) actual or threatened migration of

Lease.19.
October 2, 1996

Hazardous Material from the Premises, or (c) the existence of Hazardous Material in or on the Premises or regarding any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ or injunction relating to any of the foregoing.

21.5 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, fines, encumbrances, liens, losses, costs and expenses, including reasonable attorneys' fees and disbursements, and costs and expenses of investigation, arising from or related to Tenant's or Tenant's People causing i) the existence on or after the Commencement Date of Hazardous Material in or on the Premises or ii) the actual or threatened migration on or after the Commencement Date of Hazardous Material from the Premises or iii) the existence on or after the Commencement Date of a violation of Environmental Requirements by Tenant or Tenant's People with respect to the Premises.

The obligations of Tenant under this section 21.5 shall not be affected by any investigation by or on behalf of Landlord or by any information which Landlord may have or obtain with respect thereto. Tenant shall, to the reasonable satisfaction of Landlord, perform all remedial actions necessary to remove any Hazardous Material in, on or under the Premises on or after the Commencement Date or to remedy actual or threatened migration from the Premises of any Hazardous Material or to remedy any actual or threatened violation of Environmental Requirements, provided such remedial action is required under Environmental Requirements and provided that Tenant or Tenant's People caused the Hazardous Material requiring removal to be present in or on the Premises or caused the threatened migration from the Premises of the Hazardous Material in question or caused the actual or threatened violation of Environmental Requirements in question This section 21.5 shall survive termination of this Lease. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People (defined below), Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant. Except as otherwise provided by law, in any action under this section against Tenant or Tenant's People (defined below),

Lease.19.
October 2, 1996

Landlord shall have the burden of proof as to each fact essential to the claim or defense being asserted by Landlord.

21.6 Landlord represents and warrants to Tenant that, to the best of its knowledge (without imputation of knowledge except by Landlord's Hazardous Materials personnel, its facilities department heads and the personnel in Landlord's Corporate Real Estate Department) i) it is unaware of any Hazardous Material contamination of the Premises except as disclosed to Tenant in the environmental reports described in Exhibit F attached hereto, ii) Landlord has disclosed all reports and studies concerning the environmental status of the Premises in its possession or control to Tenant. Landlord shall indemnify, defend, protect and hold Tenant harmless from all claims, demands, fines, encumbrances, liens, losses, costs, damages, expenses and liabilities (including investigation costs and attorney's fees) paid, incurred or suffered as a result of Hazardous Materials contamination of the Premises unless such Hazardous Materials contamination was caused by Tenant or Tenant's People on or after the Shell Delivery Date. Landlord releases Tenant from and waives all claims against Tenant for, any and all liability for Hazardous Materials in, on under or about the Premises except to the extent caused to be present by Tenant or Tenant's People after the Shell Delivery Date. Except as otherwise provided by law, in any action under this section against Landlord or Landlord's People, Tenant shall have the burden of proof as to each fact essential to the claim or defense being asserted by Tenant. Except as otherwise provided by law, in any action under this section against Tenant or Tenant's People, Landlord shall have the burden of proof as to each fact essential to the claim or defense being asserted by Landlord.

                                   ARTICLE 22
                                   ------- --

Waiver

22.1 The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in

Lease.19.
October 2, 1996
strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

                                   ARTICLE 23
                                   ------- --

Notices

23.1 All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery or courier service) and addressed as follows: To Landlord at the address of Landlord specified in the Basic Lease Information, or at such other place as Landlord may from time to time designate in a written notice to Tenant; and to Tenant, before the Commencement Date, at the address of Tenant specified in the Basic Lease Information, and after the Commencement Date, at the Premises, or at such other place as Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of delivery if hand delivered.

                                   ARTICLE 24
                                   ------- --

Miscellaneous

24.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of

Lease.19.
October 2, 1996
or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 12, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the state where the Premises are located. Except as specifically provided otherwise in the Workletter, in any case hereunder requiring the consent of one party to an action of another, that consent may not be unreasonably withheld or delayed. Except as otherwise specifically provided otherwise in the Workletter, any consent not given by the last day due shall be deemed given within 14 days of the last day due, and if no time period is specified, within 14 days of the receipt of a request for such a consent.

24.2 If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

24.3 The exhibits and addenda, if any, specified in the Basic Lease Information are attached to and made a part of this Lease.

24.4 Tenant warrants and represents to Landlord that Tenant and has not authorized or employed, or acted by implication to authorize or to employ, any real estate broker or salesman to act for Tenant in connection with this Lease, other than Ernst & Young. Tenant acknowledges that Landlord has, at Tenant's request, added the amount of the commission that would otherwise have been paid to Ernst & Young to the Tenant's Work allowance.

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October 2, 1996

24.5 Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is a corporation duly organized and validly existing under the laws of the State of Delaware,(b) Tenant is qualified to do business in the state where the Premises is located,
(c) Tenant has full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of Tenant is duly and validly authorized to do so.

24.6 There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Premises. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first hereinabove written.


Landlord:                           Tenant:

Tandem Computers Incorporated,      Pure Atria Corporation,
a Delaware Corporation              a Delaware Corporation



by __________________________       by _____________________



Lease.19.
October 2, 1996

                               ADDENDUM TO LEASE

1. CONDITION OF PREMISES (See Lease (S)2.2)

Tenant has been provided with copies of Tandem Loc 240 - Building Reconstruction specifications Sheet dated 8-29-96; of As-built drawings of the "American Microsystem project" done by Cebak Associates, dated 8-20-74, as follows:
Drawings cover sheet, A1, A2, A4-A14, C1, C2, S1-S11, H1-H8, P1-P5, and E1-E8; and Project drawings for Tandem Computers by Greg Bunton & Associates, including drawing sheets A0-A20, S1-S16, and L1-L4. The foregoing (together with Landlord's architect's "scope of work" description and any additional plans, specifications, drawings or documents necessary to result in a full set of design, construction and installation documents for the preparation and construction of the "shell" of the Building and the Parking Structure following the review and approval of Tenant, shall constitute the plans and specifications (the "Plans and Specifications") for the construction and other work which Landlord is required to perform with respect to the "shell" of the Building and the Parking Structure. The work and compliance with the law obligations of Landlord described above are referred to herein as "Landlord's Work". Landlord shall not make or cause to be made any changes to the approved Plans and Specifications without the prior written consent of Tenant.

     Landlord shall perform Landlord's Work, including any done in outside areas (such as parking areas and sidewalks) substantially in compliance with the Plans and Specifications (any modifications thereto approved by both parties) and all applicable laws (including compliance with ADA, Title 24, and current seismic requirements) free from i) any defect in the design of the Completed Shell that causes a foreseeable unreasonable risk to the life and safety of the occupants of the Building, any defect in construction resulting from Landlord's Work, and any defect in the installation of equipment in the Completed Shell resulting from Landlord's Work, and ii) any failures of the Completed Shell to comply with the applicable building codes, Title 24 and the Americans with Disabilities Act of 1990, but only to the extent that any such defect or failure to comply existed as of the Shell Delivery Date. Landlord's obligation to comply with ADA shall be limited to the Parking Structure, sidewalks, ramps, and other outside areas, exterior doors and the Building elevator. Tenant shall have responsibility to cause the restroom cores, interior doors, and other interior areas to comply with ADA. Landlord has completed Landlord's Work and Tenant has accepted it as conforming, subject to "punch-list" items. Landlord shall cause its general contractor to complete and/or repair all "punch list" items within thirty (30) days after the date on which the completed "punch list:" is signed by Landlord and Tenant. Landlord and Tenant shall review and agree to the satisfactory completion of the "punch-list" items. The provisions of this section related to acceptance by Tenant shall not serve to waive any claim Tenant may have related to defects in design or construction as described in this Lease.

2. ANNUAL INCREASES IN BASE RENT (See Lease (S)3.1(a))

Base rent shall be increased annually per lease Section 3.1(a) by 4% over the previous lease year's base rent.

3. OPTION RENEWAL TERM BASE RENT (See lease (S)2.3)

Base Rent. Base rent at the commencement of the applicable renewal term of this
---------
lease shall be at the fair market rental rate for the premises determined as of the date of commencement of the renewal period in question. During each renewal period, Base Rent shall be increased by four percent (4%) over the previous year's base rent, and in determining the fair market rental rate for the Premises for such option period, such increase shall be taken into account. The fair market rental rate for the Premises shall be established by written agreement of Landlord and Tenant on or before the one hundred and fiftieth (150th) day preceding the Expiration Date of the then-current Lease term. Absent such agreement, such fair market rental rate shall be determined by arbitration as follows: Either party may commence the process by appointing an arbitrator who shall be a member of the Appraisers' Institute and shall not have been employed or engaged by either Landlord or Tenant during the three (3) year period preceding the date for which the fair market rental rate is to be determined and shall have had at least ten (10) year's experience in leasing buildings similar to the Building in the geographic area of the Premises. Such commencing party shall promptly notify the other party of the identity of the arbitrator selected and shall instruct the other party to appoint an arbitrator and to notify the commencing party of the identity of such arbitrator within the ten (10) day period following the date of such other party's receipt of the commencing party's notice. Such arbitrator shall have the qualifications described above.

The two arbitrators shall, within thirty (30) days after both have been appointed, select a third similarly qualified arbitrator. The decision of any two of the three arbitrators in writing shall be binding on both Landlord and Tenant. Should no two arbitrators be able to agree within 30 days after the appointment of the third arbitrator, the report of the arbitrators most favorable to Landlord and the report of the arbitrators most favorable to Tenant shall both be disregarded and the report of the remaining arbitrator shall be binding on both landlord and Tenant. Fair market value must be determined to reflect the fact that rent is adjusted at the rate of four percent (4%) per year. Should either Landlord or Tenant fail to appoint an arbitrator within ten
(10) days after receiving written notice from the other to do so, the arbitrator selected by the other party shall act for both and his decision in writing shall be binding upon both Landlord and Tenant. The fair market rental value so established shall continue in effect during such renewal period. In no event will the rent for the renewal period be less than rent prior to the renewal. Each party shall bear the cost of the arbitrator it selects, and the two parties shall share equally the cost of the third arbitrator.

4. TENANT ALLOWANCE

Landlord will contribute $2,504,860.00 toward the cost of Tenant's Work in accordance with the Work Letter Agreement attached as Exhibit E (the "Tenant Improvement Allowance"). Notwithstanding the fact that it is not newly manufactured, Landlord consents to Tenant's installation of the air conditioning equipment described on Exhibit D attached hereto.

5. SIGNAGE.

Subject to City approval, Tenant shall be permitted to install a sign in a location of its choice on the building, and an additional monument sign at a mutually agreeable location. The signs are to be installed at Tenant's expense. Landlord shall cooperate with Tenant in making application to the City of Cupertino.

6. LETTER OF CREDIT.

No later than November 1, 1996, Tenant will provide Landlord with an unconditional irrevocable standby letter of credit made payable to Landlord and available for drawing in San Francisco, California on a sight draft and

Landlord's certificate stating that Landlord is entitled to draw on the letter of credit, in a form substantially similar to the form attached to this Lease as Exhibit C. The letter of credit shall be in the initial amount of $3,000,000 as security for payment of all amounts payable by Tenant under the Lease and the Workletter (the "Letter of Credit"). Except as otherwise provided herein, the Letter of Credit, (as it may be renewed or replaced), must stay in effect beginning on November 1, 1996 and continuing throughout the Term of this Lease, including renewal terms. The Letter of Credit shall be renewed annually, and must be issued by a bank reasonably acceptable to Landlord. The bank issuing the letter of credit must be required to give Landlord at least thirty (30) days prior written notice of intent not to renew the letter of credit each year. In the event of the receipt of such notice, Tenant must either provide a replacement letter of credit one (1) week prior to the commencement of the last full week (7 day period) prior to the expiration of the then current letter of credit, or Landlord shall be authorized to draw on the letter of credit in full and to hold the funds in Landlord's name, in a separate interest bearing account, as a security deposit, subject to the provisions below concerning the use and return of funds held as a security deposit. All interest earned on such funds shall be maintained in such interest bearing account and shall be paid to Tenant at the expiration or sooner termination of this Lease. At Tenant's option, Tenant may instruct Landlord to invest such funds in an conservative manner selected by Tenant which will allow Landlord reasonable access to such funds, but will provide a higher rate of return than an interest bearing account. All of the provisions herein concerning relief from the obligation to maintain the Letter of Credit and to reduce the amount of the Letter of Credit shall apply to such funds held by Landlord. If the requirement of the Letter of Credit would be waived, Landlord shall return such funds and all interest earned thereon to Tenant. If the requirement for the amount of the Letter of Credit would be reduced, Landlord shall return that portion of the funds to Tenant which is equal to the amount of such reduction each time such reduction would occur.

Tenant shall execute and deliver, or cause to be executed and delivered, any documents reasonably required in connection with the acquisition of this letter of credit.

Landlord shall be entitled to draw on the Letter of credit i) only in the amount necessary to cure an Event of Default with respect to the payment of an amount payable to Landlord by Tenant (including late charges and interest as provided herein) under the Lease, or ii) to fund the completion of Tenant's Work, including any excess costs and damages suffered as a result of Tenant's failure to complete Tenant's Work. Any amount drawn down by Landlord not utilized to cure the Event of Default in question shall be held by Landlord as a security deposit (and returned to Tenant at the expiration or sooner termination of the Lease, less any amount required to cure a then-existing Event of Default with respect to the payment of any amount payable to Landlord by Tenant under the Lease, including any amounts properly applicable to repair of the Premises at the end or early termination of the Lease) or, at Tenant's option, shall be deemed credited to Tenant's obligation to pay rent (which credit shall be binding upon any lender or transferee of Landlord's interest). Tenant shall replenish the Letter of Credit to its initial amount following any draw on the Letter of Credit by Landlord in accordance with this Paragraph and the terms and conditions of the Letter of Credit.

In the event of any partial draw under the letter of credit, Tenant shall, within thirty (30) days thereafter, either cause the amount available for draw thereunder to be returned to the full amount, and if Tenant fails to so, such failure shall be an Event of Default and Landlord may terminate this Lease and draw on the letter of credit and/or exercise its other Remedies. Tenant shall be responsible for Landlord's damages caused by such default.

In the event that Tenant achieves a Standard and Poor's investment grade rating of BBB or better during the term, as it may be extended, of the Lease, this Letter of Credit requirement shall be deemed waived.

In the event that Tenant exercises its option to extend the term of the Lease, and the amount of the Letter of Credit has been reduced in accordance with the last paragraph of this section 6, then the Letter of Credit shall be adjusted (or replaced with a new Letter of Credit) to provide for recourse in the original amount of Three Million Dollars ($3,000,000,00).

     During the last eighteen (18) months of the then-current term of the Lease (including any extension term), if Tenant has not exercised an option to extend the then current term. Tenant shall have the right to reduce the amount of the Letter of Credit from time to time so long as the amount of the Letter of Credit is not reduced below an amount necessary to pay the greater of i) any rent due under this Lease for the term remaining at the time of any such reduction, or ii) three (3) months' rent.

7. EASEMENT.

Tenant has reviewed the text of certain reciprocal easement agreements that provide for maintenance and repair of those easements and roads by Landlord. This section is intended to clarify that, as this is a NNN lease, Tenant will bear responsibility for any maintenance and repair obligations connected with these easements, but that Landlord retains the responsibility to replace any such easements that may be destroyed or otherwise become unusable, except as such use is impaired by failure to repair or maintain.

                                   EXHIBIT A
                                   ------- -
                               LEGAL DESCRIPTION

                                   EXHIBIT B
                                   ---------
                                   SITE PLAN

                                   EXHIBIT C
                                   ---------
                                LETTER OF CREDIT

                                   EXHIBIT D
                                   ---------
                           AIR CONDITIONING EQUIPMENT

                                   EXHIBIT E
                                   ---------
                             WORK LETTER AGREEMENT

                                   EXHIBIT F
                                   ---------
                             ENVIRONMENTAL REPORTS

                                   EXHIBIT G
                                   ---------
                              ESTOPPEL CERTIFICATE

                                  EXHIBIT A-l

                             WORK LETTER AGREEMENT
                             ---- ------ ---------

                                                                 October 2, 1996

To:  Pure Atria Corporation
     1309 S. Mary Avenue
     Sunnyvale, California 94087

     Re:  Premises Located at:
          18880 Homestead Road
          Cupertino, California

Gentlemen:

     Simultaneously with the execution of this Workletter Agreement ("Workletter), you ("Tenant") and the undersigned ("Landlord") are entering into a lease agreement (the "Lease" ) pertaining to the space referred to above (the "Premises"). Capitalized terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise defined herein.

     In consideration of the covenants contained in this Workletter and in the Lease, Landlord and Tenant agree as follows:


     1. Work.     Tenant, at its sole cost and expense (but subject to
        -----
Landlord's Contribution under Paragraph 8(b) below), shall perform or cause to be performed the work (the "Work") in the Premises provided for in the Plans and Specifications (as defined in Paragraph 2 hereof) submitted to and approved by Landlord. Tenant's Work shall be constructed in the highest and workmanlike standards, in accordance with the requirements set forth herein and in compliance with all applicable laws, ordinances, codes, and other governmental requirements. Tenant's Work shall include well defined description of T.I.'s. Tenant shall commence the construction of the Work promptly following (i) Landlord's delivery of the Completed Shell (as defined in the Lease) to Tenant and (ii) completion of the preconstruction activities provided for in Paragraph 2 below and shall diligently proceed without delay with all such construction. Both Tenant and Landlord shall coordinate their Work so as to avoid interference with any other work being performed by or on behalf of Landlord or Tenant at the Building.


     2. Preconstruction Activities.
        --------------- -----------

(a) Prior to commencement of any Work, Tenant shall submit the following information and items to Landlord for Landlord's review and written approval, as specified below, which approval shall not be unreasonably withheld or delayed:

     (i) an itemized statement of the estimated construction cost, including permits and architectural and engineering fees and consultant costs;

     (ii) the names and addresses of all of Tenant's consultants, contractors (and the contractors' subcontractors) to be engaged by Tenant for the Work ("Tenant's Contractors). Landlord has the right of approval of Tenant's General Contractor, and has given its approval for J.M. O'Neill, Inc. J.M. O'Neill shall employ persons or entities as subcontractors or consultants in its discretion, and

     (iii) Certificates of Insurance as hereinafter described. Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certificates reasonably satisfactory to Landlord have been delivered to Landlord.

     Tenant will update such information and items by written notice to Landlord of any intended changes, and said changes shall not take place without prior written Landlord approval, which approval shall not be unreasonably withheld or delayed.

(b) As used herein the term "Plans" shall mean full and detailed architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, structural, mechanical, electrical, life safety, fire protection and plumbing working drawings for the

Tandem Workletter
Workltr.5
October 2, 1996

Work). The Plans shall be subject to Landlord's approval and the approval of all local governmental authorities requiring approval if any. The Plans shall be submitted to Landlord for review and comment at the 50%, 75% and 100% completion stages. If Landlord notifies Tenant that changes are required to the final Plans submitted by Tenant, Tenant shall, within five (5) business days thereafter, submit to Landlord, for its approval, the Plans amended in accordance with the changes so required. Such submission of revised Plans shall be accompanied by a written response from Tenant specifically responding to any disapprovals or other responses delivered by Landlord to Tenant. The Plans shall also be revised, and the Work shall be changed, to incorporate any work required in the Premises by any local governmental field inspector. Landlord's approval of the Plans shall in no way be deemed to be acceptance or approval of any element therein contained which is violation of any applicable statutes, laws, ordinances, orders, codes, rules, regulations, building or fire codes or other governmental requirements. Tenant's ADA and Title 24 requirements are those set forth in the second grammatical paragraph of Paragraph 1 of the Addendum to
Lease: Tenant shall have the responsibility to cause the restroom cores, interior doors, and other interior areas to comply with ADA. For purposes of this provisions, the elevator, exterior doors and any other parts of the Building which are not a part of the interior of the Building shall not be deemed to be areas for which Tenant has responsibility for ADA.

     (c) No Work shall be undertaken or commenced by Tenant in the Premises until:

          (i)   all necessary building permits have been obtained by Tenant;

          (ii) all required insurance coverages have been obtained by Tenant and certificates received and approved by Landlord (failure of Landlord to receive evidence of such coverage upon commencement of the Work shall not waive Tenant' s obligations to obtain such coverages);

Tandem Workletter
Workltr.5
October 2, 1996

          (iii) items required to be submitted to Landlord prior to commencement of construction of the Work have been so submitted and have been approved in writing, where required;

          (iv) Landlord has given written notice that the Work may proceed, and subject to the contractor regulations for the building identified on Attachment A attached hereto and incorporated herein.

     3. Delays.  In the event Tenant, for any reason other than Landlord caused
        -------
delays, and force majeure is unable to complete the Work on or before the scheduled commencement date of the term of the Lease, Tenant shall be responsible for rent and all other obligations as set forth in the Lease from the scheduled date for the commencement date under the Lease, regardless of the degree of completion of the Work on such date, and no such delay in completion of the Work shall relieve Tenant of any of its obligations under said Lease.

     4. Landlord's Overhead.  Subject to Paragraph 8 below, Tenant shall be
       ----------- ---------
responsible for all reasonable costs and expenses attributable to the Work. Landlord shall make no charges to Tenant in connection with its review, administration and approval of Tenant's Plans.

     5.Change Orders.  All changes to the final Plans must be effected by
       --------------
written change orders ("Change Orders") in accordance with the following procedure. Tenant must notify Landlord of all Change Orders. Tenant need not obtain the prior consent of Landlord for Change Orders which do not increase or decrease the cost of the Work by more than five thousand dollars ($5,000). Tenant must obtain Landlord's consent to Change Orders which increase or decrease the cost of the Work by more than $5,000 and less than $20,000 prior to issuance of such Change Orders. Landlord will approve or disapprove any such Change Order (i) within 48 hours after request for approval, provided that with respect to Change Orders involving additional work by consultants, preparation of additional drawings or the like ("Extraordinary Measures"), Tenant notifies Landlord of the cause for the Change Order and the action Tenant is contemplating promptly after Tenant realized that Extraordinary Measures will be required and (ii) within a reasonable period of time if a Change Order involves Extraordinary

Tandem Workletter
Workltr.5
October 2, 1996

Measures and Tenant fails to give Landlord the notice referred to in clause (i) immediately above. Landlord must in any event, give its approval or disapproval within five (5) days after receipt of a request for approval. Landlord must notify Tenant in writing within eight (8) business hours after receipt of a request for approval whether Landlord will require additional time for approval or disapproval (up to a maximum of three (3) days beyond the initial two (2) days). Landlord shall have the right to the additional up-to-three (3) days only if, at the time Landlord notifies Tenant in writing this it will require additional time beyond the initial forty-eight (48) hours, Landlord has already delivered to its consultants all material necessary for such consultants to assist Landlord in rendering its approval or disapproval of the proposed change order. If Landlord has not satisfied the conditions for such extended review period within the initial forty-eight (48) hour period identified above and has not given its approval or disapproval within such initial forty-eight (48) hour period, Landlord shall be deemed to have approved the proposed change order.

Tenant must obtain Landlord's consent to Change Orders which increase or decrease the cost of the Work by more than $20,000 prior to issuance of such Change Orders. Landlord will notify Tenant of its approval or disapproval within a reasonable period of time, which time period will be shortened if Tenant gives Landlord the notice described in clause (i) above. Landlord must in any event, give its approval or disapproval within five (5) days after receipt of a request for approval. Landlord must notify Tenant in writing within eight
(8) business hours after receipt of a request for approval whether Landlord will require additional time for approval or disapproval (up to a maximum of three
(3) days beyond the initial two (2) days). Landlord shall have the right to the additional up-to-three (3) days only if, at the time Landlord notifies Tenant in writing this it will require additional time beyond the initial forty-eight (48) hours, Landlord has already delivered to its consultants all material necessary for such consultants to assist Landlord in rendering its approval or disapproval of the proposed change order. If Landlord has not satisfied the conditions for such extended review period within the initial forty-eight (48) hour period identified above and has not given its approval or disapproval within such initial forty-eight (48) hour period, Landlord shall be deemed to have approved the proposed change order.

Tandem Workletter
Workltr.5
October 2, 1996

Tenant is liable for all work begun on a change order without Landlord's written approval, for which Landlord does not grant approval. Subject to Paragraph 8 below, Tenant shall be responsible for all cost and expenses attributable to any changes. All delays caused by Tenant initiated change orders, including, without limitation, any stoppage of work during the change order review process, are solely the responsibility of Tenant and shall cause no delay in the commencement date, or payment of rent and performance of other obligations set forth in the Lease. Landlord shall have a reasonable time to review any such changes and shall not be coerced into approval due to the lateness of Tenant's delivery of the change order or pending commencement of rent. Landlord shall make every attempt to review and/or approve Tenant's change request, so as not to delay construction. In no event shall Landlord's approval, or deemed approval relieve Tenant of its obligations to conform to all applicable rules, regulations and laws.

6.   Standards of Design and Construction and Conditions of Tenant's
     --------- -- ------ --- ------------ --- ---------- -- --------
Performance. All work done in or upon the Premises by Tenant shall be done
------------
according to the standards set forth in this Paragraph 6, except as the same may be modified in the Plans approved by or on behalf of Landlord in writing.

     (a) Tenant's Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, laws, building and fire codes as well as other governmental requirements. Approval by Landlord of the Plans shall not constitute a waiver of this requirement or assumption by Landlord of responsibility for compliance.

     (b) Tenant shall obtain, at its sole cost and expense, all required plan check fees and building permits and, when construction has been completed, shall obtain an occupancy permit for the Premise. A copy of said permit shall be delivered to Landlord. Tenant's failure to obtain such permits shall not cause a delay in the commencement of the Lease or the rental and other obligations therein set forth.

     (c) Tenant's Contractors shall be licensed by the State of California, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and

Tandem Workletter
Workltr.5
October 2, 1996
subcontractors and with other contractors and subcontractors hired by Tenant. Any scheduling conflict between Tenant's contractors and the contractors of the Landlord shall be resolved by Landlord, with the understanding that Landlord shall diligently strive to avoid delaying Tenant from meeting its Lease commencement date.

     (d) If Tenant doesn't do so in a timely manner, Landlord shall have the right (but not the obligation) to perform on behalf of and at Tenant's cost, any work necessary to remedy or mitigate any emergency situation related to structural components, building systems, general utility systems or patching of the Work or of any other work in the Building.

     (e) Tenant shall use only new materials that are of good quality in every particular in the Work, except where explicitly shown otherwise in the Plans and approved in writing by Landlord. Tenant warrants to Landlord that all materials, supplies and equipment furnished by Tenant for the Work shall be new, merchantable, of the most suitable grade, and fit for their intended purposes. Notwithstanding the foregoing, Tenant may install the two (2) used Pace air handlers described on Exhibit "A" attached hereto, but the following repairs must be made: i) fan motors must be replaced with Premium Efficiency motors if required by local zoning regulations and ii) replace fan drives (belts due to age, and pulleys if they appear rusted, and replace fan bearings, install new Variable frequency drives for static pressure control.

Tenant shall obtain warranties of at least one (l) year's duration from the completion of the Work against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of the Work, which shall enure to Landlord should Tenant default on or abandon the lease.

(f) deleted

     (g) After written notice to Tenant and failure of Tenant to promptly cure any violation, Landlord shall have the right to order Tenant or any of Tenant's Contractors who violate material requirements imposed on Tenant or Tenant's Contractors in performing work and consequently endanger person or property or otherwise materially disturb the adjoining neighbors,

Tandem Workletter
Workltr.5
October 2, 1996
to cease work and remove its equipment and employees from the Building. No such action by Landlord shall delay the commencement of the Lease or the rental and other obligations therein set forth.

     (h) Utility costs or charges for any service to accommodate the Work to the Premises shall be the responsibility of Tenant from the date Tenant is obligated to commence or commences the Work and shall be paid for by Tenant. Tenant shall arrange and pay for removal of construction debris and shall not place debris in any of Landlord's waste containers, and shall reimburse Landlord for costs incurred by Landlord in cleaning the Premises or adjoining area caused by Tenant's work.

     (i) Tenant shall permit access to the Premises, and the Work shall be subject to inspection, by Landlord and Landlord's architects, engineers, contractors and other representatives at all times during the period in which the Work is being constructed and installed and following completion of the Work. Such inspections by Landlord shall not delay Tenant's construction work, except where safety or threat to life causes Landlord to order work to cease.

     (j) Tenant shall proceed with its work with due diligence. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord with such further documentation as may be necessary under Paragraph 8 below.

     (k) Except as provided in Paragraph 5 above, Tenant shall have no authority to deviate from the Plans in performance of the Work, except as authorized by Landlord and its designated representative in writing. Tenant shall furnish to Landlord "as-built" drawings of the Work within thirty (30) days after completion of the Work.

     (l) deleted

     (m) Tenant shall impose on and enforce all applicable terms of this Workletter against Tenant's consultants and Tenant's Contractors.

7.    Insurance and Indemnification.
      --------- --- ---------------

Tandem Workletter
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October 2, 1996

     (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause Tenant's Contractors to secure, pay for and maintain during the continuance of construction and fixturing work within the Building or Premises, insurance in the following minimum coverages and limits of liability:

     (i)   Workers' compensation and employer's liability insurance, with limits
           ---------------------------------------------------------
           of not less than $1,000,000, or such higher amounts as may be required from time to time by employee benefit acts or other statutes applicable in the Sate of California.

     (ii)  Commercial General Liability Insurance: (including owner's
           ---------- ------- --------- ----------
           contractors' protective liability) in an amount not less than $2,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them;

     (iii) Comprehensive Automobile Liability Insurance: including the
           ------------- ---------- --------- ----------
           ownership, maintenance and operation of any automotive equipment, owned, hired or non-owned, in an amount not less than $500,000.00 for each person in one accident and $1,000,000.00 for injuries sustained by two or more persons in any one accident, and property damage liability in an amount not less than $1,000,000.00 for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's

Tandem Workletter
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October 2, 1996

           Contractors or by anyone directly or indirectly employed by any of them;

     (iv)  "all risk" builder's risk insurance upon the entire Work to the full
           ---- ----  --------- ---- ---------
           insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include "all risk" builder' s risk insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief. If portions of the Work are stored off the site of the Building or in transit to said site are not covered under said "all risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Work. Any loss insured under said "all risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord as trustee for the insureds, as their interests may appear.

All polices (except the workers' compensation policy) and any certificate evidencing the existence of such policy shall be endorsed to include as
                         --
additional insured parties Landlord ("Tandem Computers Incorporated, its directors, officers, employees and agents) with respect to (ii) and (iii) above. The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workers' compensation policy) to be obtained by Tenant pursuant to this Paragraph. The insurance policy endorsements shall also provide that all additional insured parties shall be given thirty (30) days' prior written notice of any reduction, any material change, cancellation or nonrenewal of coverage (except that ten (10) days' notice shall be sufficient in the case of cancellation for nonpayment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Each of the insurance policies shall be issued by insurance companies reasonably acceptable to Landlord. At least five (5) days prior to commencement of services under this Agreement, Tenant shall furnish Landlord with a certificate of insurance evidencing each of the above-mentioned policies.

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Neither the issuance of any insurance policy required under this Agreement, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or in connection with the goods or services provided pursuant to, or the performance or nonperformance of, this Agreement.

     (b) Without limitation of the indemnification provisions contained in the Lease, but except as hereinafter waived, to the fullest extent permitted by law, except to the extent caused by the active negligence or misconduct of Landlord or its employees, agents, contractors or invitees, Tenant agrees to indemnify, protect, defend and hold harmless Landlord, Landlord's agent, Landlord's contractors and Landlord's architects and their partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with performance of the Work or the entry of Tenant or Tenant's Contractors into the Building and the Premises, including, without limitation, mechanics' liens or the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant's Contractors and bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees or licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease. The indemnification provisions of this section are nevertheless subject to the waiver of subrogation provisions of the Lease.

     (c) Landlord shall maintain, at Landlord's cost, an "all risk" builder's risk policy of insurance covering the building's shell as it is being constructed, up through and including the Commencement Date, as that term is used in the Lease.

8.   Landlord's Contribution: Excess Amounts.
     ---------- ------------- ------ --------

     (a) Landlord shall make a dollar contribution ("Landlord's Contribution") in an amount of $2,504,860 for application to the extent thereof to the cost of the Work (including, without limitation, payment of architectural and engineering building and permit fees and construction costs). Landlord's Contribution shall be applied as the Work progresses. If

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

the cost of the Work exceeds Landlord's Contribution, Tenant shall have sole responsibility for the payment of such excess cost. Should Tenant fail to complete the Work, Landlord shall have the right to draw down the Letter of Credit in a sufficient amount to complete the Work and to reimburse Landlord for any excess costs and damages suffered as a result of Tenant's failure to complete the Work. If the cost of the Work is less than Landlord's Contribution, Tenant shall be entitled to a credit against Base Rent next due and payable under the Lease in an amount equal to 50% of any such unused portion of Landlord's Contribution. Landlord's and Tenant's payments for the Work shall be made prorata as costs of the Work are incurred based on the then most current estimate of the cost of the Work submitted to and approved by Landlord under Paragraph 2(a) above.

     (b) Periodically, but no more frequently than once per month, Tenant may submit to Landlord a payment request for costs of the Work incurred and not previously paid. Requests for payment of Tenant Improvement Costs (less a ten percent (10%) retention) received by Landlord by the twenty-fifth (25th) day of a calendar month, accompanied by all documentation required hereunder, shall be paid by the tenth (10th) day of the next succeeding calendar month. Each monthly payment request shall be paid by a single check made payable to Tenant, except that Landlord shall have the right to issue joint checks to Tenant and the Prime Contractor.

Each monthly progress request for payment of Tenant Improvement Costs shall be accompanied by the following:

          (i) an itemized application for payment in the form of an application and certification for payment (AIA Document G702) confirming the character and amount of the cost for which payment is requested;

          (ii) Certification from the Project Architect that the construction which is the subject of any payment request has been completed or properly stored and substantially conforms to the Approved Plans; and

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          (iii) Original conditional waivers of lien form each of Tenant's contractors and all materialmen and vendors requesting payment covering the requested payment.

Payment of the ten percent (10%) retention shall be made by Landlord to Tenant upon certification of the Project Architect that the Tenant's Work (including all "punch-list items) has been completed.

     (c) Within thirty (30) days after final completion and installation of the Work, Tenant shall submit to Landlord a detailed breakdown of the total amount of costs of the Work, together with final waivers of liens, contractors' affidavits, and architects' certificates in such form as may be reasonably required by Landlord, Landlord's title insurance company and Landlord's lender, if any, from all parties performing labor or supplying materials or services in connection with the Work, showing that all of said parties have been compensated in full and waiving all liens in connection with the Premises and Building.

     (d) Any and all tenant improvements shown on Tenant's space plan, as provided to and approved by Landlord, need not be removed at the end of the Lease Term.

9.   Miscellaneous.
     -------------

     (a) Except as expressly set forth herein or in the Lease, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Premises.

     (b)  deleted

     (c)  Time is of the essence under this Workletter.

     (d) Any person signing this Workletter on behalf of Landlord and/or Tenant warrants and represents he has authority to do so.

     (e) If Tenant fails to make any payment relating to the Work as required hereunder, and such failure is not caused by Landlord's failure to disburse Landlord's Contribution as required hereunder and neither makes

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such payment or "bonds over" such payment within the ten (10) day period following Tenant's receipt of written notice from Landlord that such payment is past due Landlord, at its option, may complete the Work pursuant to the approved Plans and continue to hold Tenant liable for the costs thereof. Both Tenant's and Landlord's failures to perform their obligations hereunder shall constitute a breach of the Lease. No such breach by Tenant shall become an "Event of Default" until the giving of notice and the passage of the applicable cure period specified in Article 14 of the Lease without cure (or without the commencement of cure during such applicable time period and the prosecution of such cure thereafter until completion if the cure cannot reasonably be effected within the applicable cure period).

     (f) Notices under this Workletter shall be given in the same manner as under the Lease.

     (g)  The headings set forth herein are for convenience only.

     (h) This Workletter sets forth the entire agreement of Tenant and Landlord regarding the Work. This Workletter may only be amended if in writing and duly executed by both Landlord and Tenant.

10. The terms and provisions of the Lease, insofar as they are applicable to this Workletter, are hereby incorporated herein by reference.

11. All amounts payable by Tenant to Landlord hereunder shall be deemed to be Rent under the Lease and upon any Event of Default, Landlord shall have all of the rights and remedies provided for in the Lease.

12.  The attachment "Construction Requirements" are incorporated herein.


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

IN WITNESS WHEREOF, this Workletter is executed as of this       day of , 1996.


TENANT:                       LANDLORD:

PURE ATRIA CORPORATION        TANDEM COMPUTERS, INC.
a Delaware corporation        A Delaware corporation



By______________________      By: _________________________


Name:                         Name:
Title:                        Title:


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October 2, 1996

                          ATTACHMENT TO WORKLETTER - A

                             CONTRACTOR REGULATIONS

1. Prior to commencement of construction, Tenant shall have all utilities (gas, water, electricity, sewer, sprinkler monitoring, etc.) placed in its name for billing and use purposes.

2. The landscaping and irrigation will be turned over to Tenant at the time of construction. Maintenance and repairs will be the responsibility of Tenant and Contractors.

3. Tenant, its consultants and contractors shall strictly observe Cupertino's
Noise Ordinance regarding   start and cessation times of construction work, both
on work days and weekends.

4. Tenant should be advised that the parking lot and driveways will have been recently repaired and resurfaced. Care should be taken in the placement of construction trailers, storage containers, equipment and material, so as not to damage this surface.

5. Construction materials not stored inside the building, may be stored at the parking garage. However, the security of these materials is solely the responsibility of Tenant and its contractors. A temporary security fence around these materials is recommended.

6. Construction debris will not be allowed to remain outside the building for longer than 24 hours. It must be removed or placed in a construction debris box Owner's trash containers are not to be used for this purposes under any circumstances. Evidence to the contrary will result in Tenant being backcharged for dump fees of Owner's trash containers. Tenant should contact Los Altos Garbage and make arrangements for debris containers and trash removal

7. It is strongly recommended that the newly installed elevator not be used during construction, as access to both floors of the building can be reached from the exterior without use of the elevator. Damage to the new elevator may void the 1 year warranty commencing on or about 9/15/96.

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8.  Tenant must notify and obtain prior written approval from Owner before using any helicopter service for the purpose of lifting equipment onto the roof. A crane is recommended for this purpose.

9. Deliveries to the building must not block the public streets of Forge or Swallow drive longer than for the purpose of maneuvering the vehicles onto the site.

10. All contractors must comply with federal and state OSHA requirements, as well as have in placed and comply with a written company safety program.

11. Contractors working within the building must have and be prepared to furnish Material Safety Data Sheets (MSDS) for all chemicals, solvents, glues, etc. used during the course of construction.


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October 2, 1996